UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

July 23, 2009
Date of Report (Date of earliest event reported)

URANIUM ENERGY CORP.
(Exact name of registrant as specified in its charter)

Nevada	001-33706	98-0399476
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Suite 230, 9801 Anderson Mill Road Austin, Texas	78750
(Address of principal executive offices)	(Zip Code)

(512) 828-6980
Registrant's telephone number, including area code

Not applicable.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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TABLE OF CONTENTS

Item	Description
1.01	Entry Into a Material Definitive Agreement.
5.02	Compensatory Arrangements of Certain Officers.
9.01	Financial Statements and Exhibits.

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SECTION 1 - REGISTRANT'S BUSINESS AND OPERATIONS

Item 1.01        Entry Into a Material Definitive Agreement

On July 23, 2009, Uranium Energy Corp. (the "Company") entered into a further amended and restated executive services agreement with Amir Adnani Corp. (the "Adnani Agreement") and a further amended and restated executive services agreement with Harry L. Anthony (the "Anthony Agreement").

The following summaries of the Adnani Agreement and the Anthony Agreement do not purport to be complete and are qualified in their entirety by reference to the Adnani Agreement and the Anthony Agreement, copies of which are attached as Exhibit 10.1 and Exhibit 10.2 to this Current Report on Form 8-K.

The Adnani Agreement

Pursuant to the terms of the Adnani Agreement, Amir Adnani Corp. (the "Consultant") will continue to serve as a consultant of the Company. Through the Consultant, Mr. Adnani will perform such duties and responsibilities as set out in the Adnani Agreement and as the Company's Board of Directors may from time to time reasonably determine and assign as is customarily performed by persons in an executive position.

In consideration for the Consultant's services, the Company has agreed to:

  pay the Consultant a monthly fee in the amount of $19,167 (the "Adnani Fee"), which fee is subject to ongoing currency exchange adjustment as provided in the Adnani Agreement;

  provide the Consultant with bonuses from time to time as determined by the Company's Board of Directors in good faith; and

  grant to the Consultant incentive stock options to purchase not less than 365,000 common shares of the Company at an exercise price of not more than $0.33 per share and exercisable for a period of not less than 10 years from the date of grant.

The Consultant's term of employment under the Adnani Agreement will end on July 23, 2012. The Adnani Agreement is subject to automatic renewal unless either the Company or the Consultant provides written notice of an intention not to renew the Adnani Agreement no later than 90 days prior to the end of the then-current term of the Adnani Agreement.

The Adnani Agreement contains certain provisions that will apply if the Consultant resigns or is terminated following a change of control of the Company, including the following:

  the Company will pay the Consultant a severance fee of 18 months of the Adnani Fee;

  the Consultant will be paid all outstanding vacation pay;

  the Consultant will be entitled to all issued and outstanding vested options for a period of one year; and

  the Consultant will be entitled to benefits coverage as provided in the Adnani Agreement for a period of two years.

The Adnani Agreement provides that Company may terminate the Consultant's employment without cause, in which event:

  the Consultant will be entitled to continue to receive the Adnani Fee for 24 months;

  the Consultant will be entitled to all outstanding vacation pay;

  the Consultant will be entitled to all issued and outstanding vested options for a period of one year; and

  the Consultant will be entitled to benefits coverage as provided in the Adnani Agreement for a period of two years.

The Anthony Agreement

Pursuant to the terms of the Anthony Agreement, Mr. Anthony will continue to serve as the Company's Chief Operating Officer. Mr. Anthony will perform such duties and responsibilities as set out in the Anthony Agreement and as the Company's Board of Directors may from time to time reasonably determine and assign as is customarily performed by persons in an executive position.

In consideration for Mr. Anthony's services, the Company has agreed to:

  pay Mr. Anthony a monthly fee in the amount of $19,167 (the "Anthony Fee");

  provide Mr. Anthony with bonuses from time to time as determined by the Company's Board of Directors in good faith; and

  grant to Mr. Anthony incentive stock options to purchase not less than 365,000 common shares of the Company at an exercise price of not more than $0.33 per share and exercisable for a period of not less than 10 years from the date of grant.

Mr. Anthony's term of employment under the Anthony Agreement will end on July 23, 2012. The Anthony Agreement is subject to automatic renewal unless either the Company or Mr. Anthony provides written notice of an intention not to renew the Anthony Agreement no later than 90 days prior to the end of the then-current term of the Anthony Agreement.

The Anthony Agreement contains certain provisions that will apply if Mr. Anthony resigns or is terminated following a change of control of the Company, including the following:

  the Company will pay Mr. Anthony a severance fee of 18 months of the Anthony Fee;

  Mr. Anthony will be paid all outstanding vacation pay;

  Mr. Anthony will be entitled to all issued and outstanding vested options for a period of one year; and

  Mr. Anthony will be entitled to benefits coverage as provided in the Anthony Agreement for a period of two years.

The Anthony Agreement provides that Company may terminate Mr. Anthony's employment without cause, in which event:

  Mr. Anthony will be entitled to continue to receive the Anthony Fee for 24 months;

  Mr. Anthony will be entitled to all outstanding vacation pay;

  Mr. Anthony will be entitled to all issued and outstanding vested options for a period of one year; and

  Mr. Anthony will be entitled to benefits coverage as provided in the Anthony Agreement for a period of two years.

SECTION 5 - CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.02        Compensatory Arrangements of Certain Officers

The Company has entered into amended and restated executive employment agreements with each of Amir Adnani Corp. and Harry Anthony as described above in Item 1.01 of this Current Report on Form 8-K. Pursuant to the Adnani Agreement (as defined and as described above in Item 1.01), Mr. Adnani will continue to serve as the Company's President and Chief Executive Officer. Pursuant to the Anthony Agreement (as defined and as described above in Item 1.01), Mr. Anthony will continue to serve as the Company's Chief Operating Officer.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01        Financial Statements and Exhibits

(a)         Financial Statements of Business Acquired.

Not applicable.

(b)         Pro forma Financial Information.

Not applicable.

(c)         Shell Company Transaction.

Not applicable.

(d)         Exhibits.

Submitted herewith:
Exhibit	Description

10.1	Further Amended and Restated Executive Services Agreement between the Company and Amir Adnani Corp. dated July 23, 2009.
10.2	Further Amended and Restated Executive Services Agreement between the Company and Harry L. Anthony dated July 23, 2009.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
URANIUM ENERGY CORP.
DATE: July 24, 2009.	By: /s/ "Pat Obara" Pat Obara Secretary, Treasurer and Chief Financial Officer

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